Impairment Testing	12 Months Ended
Dec. 31, 2025
Impairment Testing [Abstract]
Note 12 - Impairment Testing
Note 12 - Impairment Testing

A.	Impairment testing for intangible assets with an indefinite useful life

Goodwill and intangible assets with an indefinite lifespan are not amortized on a systematic basis but, rather, are examined at least once a year for impairment.

The goodwill is not monitored for internal reporting purposes and, accordingly, it is allocated to the Company’s operating segments. The impairment test of the carrying amount of goodwill is conducted accordingly.

For impairment testing purposes, the trademarks with indefinite useful life were allocated to the cash-generating units, which represent the lowest level within the Company.

The carrying amounts of intangible assets with an indefinite useful life are as follows:

As of December 31
2025	2024
$ millions	$ millions

Goodwill
Phosphate Solutions	97	90
Industrial Products	92	89
Growing Solutions	314	318
Potash	20	18
Other	29	28
	552	543

Trademarks	33	32

	585	575

In the third quarter of 2025, the Company conducted its annual impairment test of goodwill and did not identify any impairment. The recoverable amount of the operating segments was determined based on their value in use, which is based on an internal valuation of the discounted future cash flows generated from the continuing operations of the operating segments.

In connection with the agreement signed with the State of Israel and the agreed consideration for the concession assets, as detailed in Note 18(1) below, the Company evaluated a downside scenario as part of its impairment analysis for the relevant Israeli operations. This scenario assumes continued operations until the end of the current concession period (March 2030), at which point the Company is expected to receive the agreed consideration for the concession assets. Although the Company currently considers this scenario to be less likely, no impairment was identified under this scenario.

The future cash flow of each operating segment was based on the segment approved five-year plan, which includes segment estimations for revenues, operating income and other factors, such as working capital and capital expenditures. The segments' projections were based, among others, on the assumed sales volume growth rates according to long-term expectations, internal selling prices and raw materials prices based on external data sources, when applicable and relevant.

The key assumptions used to calculate the operating segments' recoverable amounts are a nominal after‑tax discount rate of 9.6% or 8.9% based on the expected duration of the operation and a long‑term growth rate of 2.5%, reflecting the industries and markets in which the Company is engaged.

B.	Impairment testing for Property, Plant and Equipment

1.
As part of the Company's comprehensive strategic review of its operations, and its efforts to focus its activities on strategic growth drivers and to optimize its core businesses, on November 11, 2025, the Company decided to discontinue its operations in the United States related to the establishment of a lithium iron phosphate (“LFP”) cathode active material production facility. In addition, in a joint decision with Shenzhen Dynanonic, the parties agreed to terminate the joint venture for the establishment of a similar facility in Spain.

This decision follows the US Department of Energy’s (DOE) announcement on October 9, 2025, regarding the cancellation of funding for the US project in St. Louis, as well as the absence of funding from the European Union for the planned LFP cathode active material production facility in Spain. The lack of such funding, combined with evolving global trends in the electric vehicle market indicating lower-than-expected demand, and regulatory changes in key markets such as the US and China, significantly impacted the projects’ economic feasibility. These factors, along with the high capital investments and substantial operating costs required, led to the decision to cease both projects.

As a result, the Company recognized a write-off of assets in the amount of about $40 million (net of tax), which was recorded under other expenses in the Consolidated Statement of Income.

2.
Following the Company’s comprehensive strategic review, including its assessment of future investments in low-synergy activities, and in light of challenges in product development and updated expectations regarding the timing and extent of market penetration for polyhalite, the Company performed an impairment assessment of its consolidated subsidiary Boulby, which conducts the polyhalite operations.

In estimating the recoverable amount as part of the impairment assessment, the Company applied the value‑in‑use methodology, which was calculated as the present value of the updated future cash flows expected to be generated from the polyhalite operations. Management engaged an independent third party to review and validate the underlying assumptions.

The future cash flow was based on the Company’s forecasts of market penetration, which includes assumptions related to forecasted revenues, production and selling costs and required capital expenditures, including whether additional investment in the mining zone will be executed.

The recoverable amount was calculated using a nominal after tax discount rate of 11% and a long-term growth rate of 2%, which reflect the risks specific to the industry and markets in which the operations are conducted.

Based on the impairment assessment results, the Company recognized an impairment loss of $50 million related to Boulby's property, plant and equipment, which was recorded under other expenses in the Consolidated Statement of Income.